Supplement Dated February 17, 2017
To The Prospectus Dated April 24, 2016, As Supplemented September 19, 2016

JNL® Series Trust

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Please note that the following changes may impact your variable annuity and/or variable life product(s).

JNL/DoubleLine® Emerging Markets Fixed Income Fund

Effective April 24, 2017, the strategy of the JNL/DoubleLine® Emerging Markets Fixed Income Fund, under normal circumstances, will be to invest at least 80% of its net assets, plus the amount of borrowings for investment purposes, in fixed income instruments with exposure to emerging market countries.

JNL/Goldman Sachs Emerging Markets Debt Fund

Effective April 24, 2017, the strategy of the JNL/Goldman Sachs Emerging Markets Debt Fund, under normal circumstances, will be to invest at least 80% of its assets in sovereign and corporate debt securities and other instruments of issuers in emerging countries, denominated in any currency.

JNL/WMC Money Market Fund

Effective April 24, 2017, the strategy of the JNL/WMC Money Market Fund, under normal circumstances, will be to invest at least 80% of its net assets, plus any borrowings for investment purposes, in government securities or repurchase agreements collateralized by government securities.

This Supplement is dated February 17, 2017.

Supplement Dated February 17, 2017
To The Prospectus Dated April 25, 2016, as amended September 19, 2016

JNL® Series Trust

Please note that the changes impact your variable annuity product(s).

Effective February 1, 2017, for the JNL Multi-Manager Alternative Fund, please delete all references to Andrew Waisburd, PhD.

Effective February 1, 2017, in the section entitled, "Summary Overview of Each Fund" for the JNL Multi-Manager Alternative Fund under "Portfolio Management," please delete the Portfolio Managers table and replace with the following:

Name:	Joined Fund Management Team In:	Title:
William Harding, CFA	April 2015	Senior Vice President, Chief Investment Officer and Portfolio Manager (JNAM)
Sean Hynes, CFA, CAIA	April 2015	Portfolio Manager (JNAM)
Mark Pliska, CFA	April 2015	Portfolio Manager (JNAM)
Thomas Kreuzer	January 2017	Partner and Senior Portfolio Manager (BlueBay)
Richard Cazenove	April 2015	Portfolio Manager (BlueBay)
Joseph F. Feeney, Jr.	April 2017	Co-Chief Executive Officer and Chief Investment Officer (Boston Partners)
Paul Korngiebel, CFA	April 2017	Portfolio Manager (Boston Partners)
Mark Landecker, CFA	April 2015	Partner and Portfolio Manager (FPA)
Steven Romick, CFA	April 2015	Managing Partner and Portfolio Manager (FPA)
Brian A. Selmo, CFA	April 2015	Partner and Portfolio Manager (FPA)
Glen Murphy, CFA	April 2015	Global Head of Portfolio Management Team, Portfolio Manager (Invesco)
Michael Abata, CFA	February 2017	Director of Research, Portfolio Manager (Invesco)
Donna Wilson	February 2017	Director of Portfolio Management, Portfolio Manager (Invesco)
Sean H. Reynolds	April 2015	Managing Director, Portfolio Manager/Analyst (Lazard)
Frank Bianco, CFA	April 2015	Director, Portfolio Manager/Analyst (Lazard)
Jean-Daniel Malan	April 2015	Director, Portfolio Manager/Analyst (Lazard)
Roy D. Behren	March 2016	Portfolio Manager (Westchester)
Michael T. Shannon	March 2016	Portfolio Manager (Westchester)
S. Kenneth Leech	April 2015	Chief Investment Officer (Western Asset)
Prashant Chandran	April 2015	Portfolio Manager (Western Asset)

Effective February 1, 2017, in the section entitled, "Additional Information About the Funds," under "The Adviser, Sub-Advisers and Portfolio Management," for the JNL Multi-Manager Alternative Fund in subsection "The Sub-Advisers to the JNL Multi-Manager Alternative Fund," please delete the twelfth, thirteen and fourteenth paragraphs and replace with the following:

Glen Murphy, CFA, Global Head of Portfolio Management Team, Portfolio Manager, joined Invesco in 1995 and was promoted to portfolio manager in 1998 and in 2016 promoted to lead the global portfolio management team.  He also serves as a member of IQS's management team responsible for strategic planning and direction. Glen earned a BA degree from the University of Massachusetts at Amherst and an MS degree in finance from Boston College. He is a CFA charterholder and a member of the Boston Security Analysts Society. He is also registered with the National Futures Association (NFA) as an associated person of Invesco and as a branch manager.

Michael Abata, CFA, Director of Research, Portfolio Manager, joined Invesco in 2011 as a research analyst. He was promoted to portfolio manager in 2013 and to Director of Research in 2016. Prior to 2011, he was employed by State Street Global Markets, Putnam Investment Management, Alliance Capital, and I/B/E/S International. Michael earned a BA degree in economics from Binghamton University. He is a CFA charterholder.

Donna Wilson, Director of Portfolio Management, Portfolio Manager, joined Invesco in 1997 was promoted to portfolio manager in 2016. She also serves as a member of IQS's management team, with responsibility for strategic planning and direction. Prior to joining Invesco, Donna held positions with J.P. Morgan, General Motors Asset Management, Mercer Investment Consulting and the Federal Reserve Board of Governors. Donna earned an MBA in finance from the Wharton School of the University of Pennsylvania and a BA degree in economics from Hampton University. She is a member of the Board of Directors of the Women's Bond Club of New York and a founding member of the Invesco Women's Network.

This Supplement is dated February 17, 2017.

Supplement Dated February 17, 2017
To The Statement of Additional Information
Dated September 19, 2016

JNL® Series Trust

Please note that the changes impact your variable annuity product(s).

Effective February 1, 2017, for the JNL Multi-Manager Alternative Fund, please delete all references to Andrew Waisburd, PhD.

On page 175, in the section entitled "Investment Adviser, Sub-Advisers and Other Service Providers," sub-section "Investment Sub-Advisers and Portfolio Managers" after the heading "Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest," please delete the table for the JNL Multi-Manager Alternative Fund and replace with the following, which reflects information as of December 31, 2016:

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Glen Murphy	10	50	98	None	2	20
	$7,504	$10,638	$15,011	None	$470	$2,971
Michael Abata	10	50	98	None	2	20
	$872	$10,638	$15,011	None	$470	$2,971
Donna Wilson	14	50	98	None	2	20
	$8,590	$10,638	$15,011	None	$470	$2,971

On page 178, in the section entitled "Investment Adviser, Sub-Advisers and Other Service Providers," sub-section "Investment Sub-Advisers and Portfolio Managers" after the heading "Security Ownership of Portfolio Managers for the JNL Multi-Manager Alternative Fund," please delete the table and replace with the following, which reflects information as of December 31, 2016:

Security Ownership of Portfolio Managers	Glen Murphy	Michael Abata	Donna Wilson
None	X	X	X
$1-$10,000
$10,001-$50,000
$50,001-$100,000
$100,001-$500,000
$500,001-$1,000,000
Over $1,000,000

This Supplement is dated February 17, 2017.